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                                                                   EXHIBIT 10.22

                                                                  EXECUTION COPY

             AMENDED AND RESTATED CLASS A-1 NOTE PURCHASE AGREEMENT

                 AGREEMENT TO EXTEND COMMITMENT TERMINATION DATE

     This AGREEMENT TO EXTEND COMMITMENT TERMINATION DATE, dated as of March 6, 2003 (this "Agreement"), is entered into among AMERICREDIT MASTER TRUST (the "Issuer"), AMERICREDIT FUNDING CORP. VII ("AFC"), AMERICREDIT FINANCIAL SERVICES, INC. ("AmeriCredit"), DEUTSCHE BANK TRUST COMPANY AMERICAS, formerly known as Bankers Trust Company, as Administrative Agent (the "Administrative Agent"), each of the CLASS A-1 PURCHASERS parties hereto (the "Purchasers"), DEUTSCHE BANK AG, NEW YORK BRANCH, as Agent, and each of the other Agents parties hereto.

                                    RECITALS

     1. The Issuer, AFC, in its capacity as a Seller, AmeriCredit, in its capacity as a Seller and Servicer, the Administrative Agent, the Purchasers and the Agents are parties to that certain Amended and Restated Class A-1 Note Purchase Agreement, dated as of February 22, 2002 (as previously amended and as amended, supplemented or otherwise modified from time to time, the "Note Purchase Agreement").

     2. The parties hereto desire to extend the Commitment Termination Date with respect to the Purchasers parties hereto as hereinafter set forth.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in the Note Purchase Agreement shall have the same meanings herein as therein.

     2. Extension. Each Committed Purchaser which executes this Agreement agrees that its Commitment shall be the amount set forth opposite its name on
Schedule I hereto and that the Commitment Termination Date with respect to such Commitment shall be March 4, 2004, as such date may be extended by such Committed Purchaser from time to time in accordance with subsection 2.2(c) of the Note Purchase Agreement. The parties hereto waive the provisions of subsection 2.2(c) of the Note Purchase Agreement with respect to the giving of notices and responses by the parties hereto.

     3. Effect of Agreement. Except as expressly amended and modified by this Agreement, all provisions of the Note Purchase Agreement shall remain in full force and effect. After this Agreement becomes effective, all references in the Note Purchase Agreement to "this Note Purchase Agreement", "hereof", "herein" or words of similar effect referring to the Note Purchase Agreement shall be deemed to be references to the Note Purchase Agreement as modified by this Agreement. This Agreement shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Note Purchase Agreement other than as expressly set forth herein.

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     4.   Fee. The Issuer agrees to pay to each Committed Purchaser that consents to and executes this Agreement an extension fee equal to the product of such Committed Purchaser's Commitment under the Note Purchase Agreement and 0.075%.

     5. Effectiveness. This Agreement shall become effective as of the date hereof upon receipt by the Administrative Agent of counterparts of this Agreement (whether by facsimile or otherwise) executed by each of the other parties hereto and receipt by each Committed Purchaser executing this Agreement of the fee set forth in Section 4.

     6. Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

     7. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to any otherwise applicable principles of conflicts of law.

     8. Section Headings. The various headings of this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement, the Note Purchase Agreement or any provision hereof or thereof.

     9. Representations and Warranties. Each of the Issuer, AFC and AmeriCredit, as applicable, represents and warrants that (i) all of its representations and warranties set forth in the Note Purchase Agreement are true and accurate in all material respects as though made on and as of the date hereof (except representations and warranties which relate to a specific date, which were true and correct as of such date) and (ii) no Termination Event has occurred and is continuing.

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                                        2

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     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                 AMERICREDIT MASTER TRUST, as Issuer

                                 By:  DEUTSCHE BANK TRUST COMPANY
                                 DELAWARE, not in its individual capacity but
                                 solely as Owner Trustee on behalf of the Trust

                                 By:
                                        ---------------------------------------
                                 Name:
                                        ---------------------------------------
                                 Title:
                                        ---------------------------------------

                                 AMERICREDIT FUNDING CORP. VII, as Seller

                                 By:
                                        ---------------------------------------
                                 Name:
                                        ---------------------------------------
                                 Title:
                                        ---------------------------------------

                                 AMERICREDIT FINANCIAL SERVICES, INC.,
                                 as Seller and Servicer

                                 By:
                                        ---------------------------------------
                                 Name:
                                        ---------------------------------------
                                 Title:
                                        ---------------------------------------

                                 DEUTSCHE BANK TRUST COMPANY
                                 AMERICAS, formerly known as Bankers Trust
                                 Company, as Administrative Agent

                                 By:
                                        ---------------------------------------
                                 Name:
                                        ---------------------------------------
                                 Title:
                                        ---------------------------------------

                                 By:
                                        ---------------------------------------
                                 Name:
                                        ---------------------------------------
                                 Title:
                                        ---------------------------------------

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PURCHASER SIGNATURE PAGE:

[NAME OF COMMITTED PURCHASER],
as Class A-1 Committed Purchaser and
Agent

By:
   -------------------------
   Name:
   Title:

By:
   -------------------------
   Name:
   Title:

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                                   SCHEDULE I

                                   Commitments

           Committed Purchaser                           Commitment
           --------------------------------------------------------
           Wachovia Bank, National Association           $7,476,636

           Public Square Funding LLC                     $48,598,131

           Deutsche Bank AG, New York Branch             $11,214,953

           Paradigm Funding LLC                          $57,943,925

           Sheffield Receivables Corporation             $74,766,355